                                                         Exhibit No. EX-99(d)(2)

                                  Exhibit A to
                Investment Advisory Agreement dated April 1, 2005
           Between Scout Investment Advisors, Inc. and UMB Scout Funds

--------------------------------------------- ----------------------
Series Name                                   Effective Date
--------------------------------------------- ----------------------
UMB Scout Stock Fund                          April 1, 2005
--------------------------------------------- ----------------------
UMB Scout Growth Fund                         April 1, 2005
--------------------------------------------- ----------------------
UMB Scout Small-Cap Fund                      April 1, 2005
--------------------------------------------- ----------------------
UMB Scout International Fund                  April 12, 2005
--------------------------------------------- ----------------------
UMB Scout Bond Fund                           April 1, 2005
--------------------------------------------- ----------------------
UMB Scout Money Market Fund-Federal Portfolio April 1, 2005
--------------------------------------------- ----------------------
UMB Scout Money Market Fund - Prime Portfolio April 1, 2005
--------------------------------------------- ----------------------
UMB Scout Tax-Free Money Market Fund          April 1, 2005
--------------------------------------------- ----------------------
UMB Scout Mid Cap Fund                        October 28, 2006
--------------------------------------------- ----------------------
UMB Scout International Discovery Fund        December 31, 2007
--------------------------------------------- ----------------------

IN WITNESS WHEREOF,  the parties hereto have caused this Exhibit A to be amended and restated effective as of the 31st day of December 2007.

Scout Investment Advisors, Inc.          UMB Scout Funds, on behalf of the
                                         series listed on this Exhibit A

By:  _____________________________       By:  _____________________________

Title: ____________________________      Title: ____________________________

                                  Exhibit B to
                Investment Advisory Agreement dated April 1, 2005
           Between Scout Investment Advisors, Inc. and UMB Scout Funds

----------------------------------------- -----------------------------------------------------------------
Fund                                      Advisory Fee
----------------------------------------- -----------------------------------------------------------------
UMB Scout Stock Fund                      0.60% for the first $1 billion of annual average daily net assets
                                          0.575% for annual average daily net assets over $1 billion
----------------------------------------- -----------------------------------------------------------------
UMB Scout Growth Fund                     0.60% for the first $1 billion of annual average daily net assets
                                          0.575% for annual average daily net assets over $1 billion
----------------------------------------- -----------------------------------------------------------------
UMB Scout Small Cap Fund                  0.75% for the first $1 billion of annual average daily net assets
                                          0.65% for annual average daily net assets over $1 billion
----------------------------------------- -----------------------------------------------------------------
UMB Scout International Fund              0.80% for the first $1 billion of annual average daily net assets
                                          0.70% for annual average daily net assets over $1 billion
----------------------------------------- -----------------------------------------------------------------
UMB Scout Bond Fund                       0.57% for the first $1 billion of annual average daily net assets
                                          0.52% for annual average daily net assets over $1 billion
----------------------------------------- -----------------------------------------------------------------
UMB Scout Money Market Fund - Federal     0.30% of annual average daily net assets
Portfolio
----------------------------------------- -----------------------------------------------------------------
UMB Scout Money Market Fund - Prime       0.34% of annual average daily net assets
Portfolio
----------------------------------------- -----------------------------------------------------------------
UMB Scout Tax-Free Money Market Fund      0.30% of annual average daily net assets
----------------------------------------- -----------------------------------------------------------------
UMB Scout Mid Cap Fund                    0.80% for the first $1 billion of annual average daily net assets
                                          0.70% for annual average daily net assets over $1 billion
----------------------------------------- -----------------------------------------------------------------
UMB Scout International Discovery Fund    0.95% for the first $1 billion of annual average daily net assets
                                          0.85% for annual average daily net assets over $1 billion
----------------------------------------- -----------------------------------------------------------------

IN WITNESS WHEREOF,  the parties hereto have caused this Exhibit B to be amended and restated effective as of the 31st day of December 2007.

Scout Investment Advisors, Inc.          UMB Scout Funds, on behalf of the
                                         series listed on this  Exhibit A

By:  _____________________________       By:  _____________________________

Title: ____________________________      Title: ____________________________